EXHIBIT 10.2

THIRD AMENDMENT TO THE EMPLOYMENT AGREEMENT

THE THIRD AMENDMENT TO THE EMPLOYMENT AGREEMENT (the “Amendment”) is made, effective as of May 18, 2016, by Ross Stores, Inc. (the “Company”) and Michael Balmuth (the “Executive”). The Executive and the Company previously entered into an Employment Agreement, effective June 1, 2012 (attached hereto) and amended effective March 15, 2015 and January 1, 2016, and it is now the intention of the Executive and the Company to amend the Employment Agreement as set forth below. Accordingly, the Company and the Executive hereby agree as follows:

1.	Paragraph 4(g) of the Employment Agreement is hereby amended by deleting the word “six” each time it occurs in such Paragraph 4(g) and inserting ”24” in place thereof.

Except for the amendment as set forth above, the Employment Agreement and all of its terms remain in force and in effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first written above.

ROSS STORES, INC.	EXECUTIVE

/s/G. Orban	/s/Michael Balmuth
George P. Orban	Michael Balmuth
Chairman of the Compensation Committee

6/21/16	6/15/16
Date	Date

Attachments omitted as duplicative; incorporated by reference to the following exhibits to reports previously filed by Ross Stores, Inc.:

1)	Exhibit 10.1 to Form 10-Q for the quarter ended October 27, 2012

2)	Exhibit 10.2 to Form 10-Q for the quarter ended August 1, 2015

3)	Exhibit 10.49 to Form 10-K for the year ended January 30, 2016

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